Vanguard International Equity Index Funds

Supplement to the Statement of Additional Information Dated February 28, 2012 (revised April 30, 2012)

Important Changes to Fees

Effective immediately, Vanguard FTSE All-World ex-US Small-Cap Index Fund has decreased its purchase and redemption fees from 0.75% to 0.50%.

Also effective immediately, the 2% redemption fee on shares held less than two months has been eliminated for Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, Vanguard Emerging Markets Stock Index Fund, Vanguard FTSE All-World ex-US Index Fund, and Vanguard Total World Stock Index Fund.

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